UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022 (October 27, 2022)

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street
Bristol
Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 28, 2022, Barnes Group Inc. ("the Company") issued a press release announcing the financial results of operations for the third quarter and nine months ended September 30, 2022. A copy is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Current Report on Form 8-K and the exhibit attached hereto, as it pertains to this Item 2.02 herein, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, Mr. Patrick J. Dempsey provided notice of his voluntary retirement from the role of Executive Vice Chairman of Barnes Group Inc. (the “Company”) and voluntary resignation as a member of the Company’s Board of Directors, effective at the close of business on October 31, 2022, for personal reasons related to health matters affecting his family. Mr. Dempsey’s resignation from the Company’s Board of Directors was not the result of any disagreement with Company management on any matter relating to the Company’s operations, policies or practices, or with the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit No.	Description of Exhibit
99.1	Press Release issued October 28, 2022, announcing the financial results of operations for the third quarter and nine months ended September 30, 2022.
99.2	Notification of Retirement and Resignation from Patrick J. Dempsey dated October 27, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2022	BARNES GROUP INC.
(Registrant)

	By:	/s/ JULIE K. STREICH
Julie K. Streich Senior Vice President, Finance and Chief Financial Officer